UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 13, 2010


                           RANCHER ENERGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


               Nevada                                   000-51425                               98-0422451
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                 999 18th Street, Suite 34000, Denver, CO 80202
                 ----------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                  (303)629-1125
                                  -------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.03 - Bankruptcy or Receivership.

Filing of Proposed First Amended Plan of Reorganization

On, Rancher Energy Corporation ("the Company") filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy
Code") in the United States  Bankruptcy  Court for the District of Colorado (the
"Court") (Case number 09-32943) The Company has operated its business as "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

On December 13,  2010,  the Company  filed with the Court its proposed  Debtor's
First  Amended  Plan of  Reorganization  ("the  Plan").  A  proposed  Disclosure
Statement For the First Amended Plan of Reorganization ("Disclosure Statement") was filed simultaneously with the Plan. The Disclosure Statement must be first approved by the Bankruptcy Court before it may be sent to creditors along with the proposed Plan for voting on the Plan. Prior to confirmation and approval by the Court, the Proposed First Amended Plan of Reorganization is subject to amendment. To become effective, the Plan must be voted upon by creditors and ultimately confirmed by the Bankruptcy Court.

The proposed First Amended Plan of Reorganization has not been confirmed by the Court at the time of this filing. The Company can provide no assurances or guarantees that such proposed First Amended Plan of Reorganization will be confirmed or approved by the creditors or the Court.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    RANCHER ENERGY CORPORATION


                                     By:      /s/Jon Nicolaysen
                                              -----------------
                                                 Jon Nicolaysen,
                                                 Chief Executive Officer


Date: December 14, 2010